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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

    Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

    At June 30, 2001, the Company, directly or through the Operating Partnership, owned or had an interest in 250 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states and six assets in Europe and Canada. The Company, together with its affiliated management companies, owned or managed approximately 190 million square feet of GLA in retail and mixed-use properties.

    This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of June 30, 2001, for the Company and the Operating Partnership.

    Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

    We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
ECONOMIC OWNERSHIP STRUCTURE (1)
JUNE 30, 2001

SIMON PROPERTY GROUP, L.P.	237,571,410 units
Partners:	Units	%
Simon Property Group, Inc.(2)(3)(4)
Public Shareholders		96.8%
Simon Family		2.5%
DeBartolo Family		0.0%
Executive Management(5)		0.7%

	172,682,063	100.00%

Limited Partners:
Simon Family	34,584,455	53.3%
DeBartolo Family	21,759,328	33.5%
Executive Management(5)	153,498	0.2%
Other Limited Partners	8,392,066	13.0%

	64,889,347	100.0%

Ownership of Simon Property Group, L.P.
Simon Property Group, Inc.
Public Shareholders		70.2%
Simon Family		1.8%
DeBartolo Family		0.0%
Executive Management(5)		0.5%

		72.5%

Limited Partners
Simon Family		14.7%
DeBartolo Family		9.2%
Executive Management(5)		0.1%
Other Limited Partners		3.5%

		27.5%

		100.0%

Simon Property Group, Inc.(2)(3)(4)

Common Shareholders	Shares	%
Public Shareholders	167,096,655	96.8%
Simon Family	4,353,311	2.5%
DeBartolo Family	32,206	0.0%
Executive Management(5)	1,199,891	0.7%

	172,682,063	100.0%

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.
(2)
Managing general partner of Simon Property Group, L.P.
(3)
Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.
(4)
The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.
(5)
Executive management excludes Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2000 through June 30, 2001

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2000	64,966,226	171,945,760
Restricted Stock Awards (Stock Incentive Program), Net	—	462,130
Issuance of Stock for Stock Option Exercises	—	227,376
Conversion of Series A Preferred Stock into Common Stock	—	46,797
Conversion of Units into Cash	(85,064)	—
Issuance of Units in Connection with Liberty Tree Mall	8,185	—
Number Outstanding at June 30, 2001	64,889,347	172,682,063

Total Common Shares and Units Outstanding at June 30, 2001:
237,571,410(2)

Details for Diluted FFO Calculation:

Company Common Shares Outstanding at June 30, 2001	172,682,063
Number of Common Shares Issuable Assuming Conversion of:
Series A Preferred 6.5% Convertible(3)	1,893,651
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options	220,123
Diluted Common Shares Outstanding at June 30, 2001	187,286,610

Fully Diluted Common Shares and Units Outstanding at June 30, 2001:
252,175,957

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)
Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2001
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	49,839	$1,000	$49,839	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(4)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(5)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,895	$30	$78,027	N/A

(1)
Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)
Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on July 2, 2001, was $80.50 per share. (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)
Issued in connection with the acquisition of Mall of America. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(4)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on July 3, 2001, was $25.00 per share.

(5)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are traded on the New York Stock Exchange. The closing price on July 2, 2001 was $44.00 per share.

(6)
Issued in connection with the New England Development Acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7)
Issued in connection with the New England Development Acquisition. Each unit/share is not redeemable prior to August 27, 2009.

SIMON PROPERTY GROUP
Reconciliation of Income to Funds From Operations ("FFO")
As of June 30, 2001
(Amounts in thousands, except per share data)

	Three Months Ended June 30,
			Six Months Ended June 30,
The Operating Partnership
	2001	2000	2001	2000
Income Before Extraordinary Items and Cumulative Effect of Accounting Change(1)(2)	$69,970	$75,912	$133,745	$147,048
Plus: Depreciation and Amortization from Combined Consolidated Properties	106,580	98,906	212,746	197,142
Plus: Simon's Share of Depreciation and Amortization from Unconsolidated Entities	33,463	28,055	64,720	56,856
Less: (Gain) Loss on Sales of Real Estate	28	(1,562)	(2,683)	(8,658)
Less: Minority Interest Portion of Depreciation, Amortization and Extraordinary Items	(1,500)	(1,475)	(2,987)	(2,955)
Less: Preferred Distributions (including those of subsidiary)	(19,346)	(19,368)	(38,777)	(38,740)
FFO of the Simon Portfolio	$189,195	$180,468	$366,764	$350,693
Percent Increase	4.8%		4.6%
FFO of the Simon Portfolio	$189,195	$180,468	$366,764	$350,693
Basic FFO per Paired Share:
Basic FFO Allocable to the Companies	$137,530	$131,039	$266,293	$254,542
Basic Weighted Average Paired Shares Outstanding	172,485	173,672	172,244	173,448
Basic FFO per Paired Share	$0.80	$0.75	$1.55	$1.47

Percent Increase	6.7%		5.4%
Diluted FFO per Paired Share:
Diluted FFO Allocable to the Companies	$146,997	$140,364	$285,038	$273,039
Diluted Weighted Average Number of Equivalent Paired Shares	187,215	188,316	186,905	188,090
Diluted FFO per Paired Share	$0.79	$0.75	$1.53	$1.45

Percent Increase	5.3%		5.5%

(1)
Includes gains on land sales of $2.1 and $2.7 million for the three months ended June 30, 2001 and 2000, respectively and $3.3 and $4.5 million for the six months ended June 30, 2001 and 2000, respectively.

(2)
Includes straight-line adjustments to minimum rent of $1.8 and $5.3 million for the three months ended June 30, 2001 and 2000, respectively and $6.1 and $10.3 million for the six months ended June 30, 2001 and 2000, respectively.

SIMON PROPERTY GROUP
Selected Financial Information
As of June 30, 2001
(In thousands, except as noted)

	As of or for the Six Months Ended June 30,
			% Change
	2001	2000
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$978,946	$965,510	1.4%
Total EBITDA of the Simon Group Portfolio	$1,024,809	$979,463	4.6%
Simon Group's Share of EBITDA	$777,284	$757,307	2.6%
Net Income Available to Common Shareholders	$67,685	$69,255	(2.3)%
Basic Net Income per Paired Share	$0.39	$0.40	(2.5)%
Diluted Net Income per Paired Share	$0.39	$0.40	(2.5)%
FFO of the Simon Portfolio	$366,764	$350,693	4.6%
Basic FFO Allocable to the Companies	$266,293	$254,542	4.6%
Diluted FFO Allocable to the Companies	$285,038	$273,039	4.4%
Basic FFO per Paired Share	$1.55	$1.47	5.4%
Diluted FFO per Paired Share	$1.53	$1.45	5.5%
Distributions per Paired Share	$1.03	$1.0100	2.0%
Operational Statistics
Occupancy at End of Period:
Regional Malls(1)	90.3%	90.0%	0.3%
Community Shopping Centers(2)	87.9%	91.2%	(3.3)%
Average Base Rent per Square Foot:
Regional Malls(1)	$28.84	$27.63	4.4%
Community Shopping Centers(2)	$9.72	$9.12	6.6%
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot	$36.41	$32.38	12.4%
Closing Base Rent per Square Foot	$28.25	$29.71	(4.9)%
Releasing Spread per Square Foot	$8.16	$2.67	205.6%
Percentage Increase	28.9%	9.0%	19.9%
Regional Malls:
Total Tenant Sales Volume, in millions(3)(4)	$7,370	$7,075	4.2%
Comparable Sales per Square Foot(4)	$388	$387	0.3%
Total Sales per Square Foot(4)	$380	$373	1.9%
Number of U.S. Properties Open at End of Period	250	253	(1.2)%
Total U.S. GLA at End of Period, in millions of square feet	184.9	183.9	0.5%

(1)
Includes mall and freestanding stores.
(2)
Includes all Owned GLA.
(3)
Represents only those tenants who report sales.
(4)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

SIMON PROPERTY GROUP
Selected Financial Information
As of June 30, 2001
(In thousands, except as noted)

	June 30, 2001	June 30, 2000
Equity Information
Limited Partner Units Outstanding at End of Period	64,889	65,436
Paired Shares Outstanding at End of Period	172,682	173,736

Total Common Shares and Units Outstanding at End of Period	237,571	239,172

Basic Weighted Average Paired Shares Outstanding	172,244	173,448
Diluted Weighted Average Number of Equivalent Paired Shares(1)	186,905	188,090
Debt Information
Consolidated Debt	$8,730,012	$8,728,582
Simon Group's Share of Joint Venture Debt	$2,214,475	$2,186,197
Debt-to-Market Capitalization
Common Stock Price at End of Period	$29.97	$24.00
Equity Market Capitalization(2)	$8,104,878	$6,596,008
Total Consolidated Capitalization	$16,834,890	$15,324,590
Total Capitalization—Including Simon Group's Share of JV Debt	$19,049,365	$17,510,787

(1)
Diluted for purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of SPG .

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of June 30, 2001

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls
—Anchor	97,008,206	29,615,395	26.8%	97.1%	$3.88
—Mall Store	56,386,922	56,339,025	51.0%	90.3%	$29.54
—Freestanding	3,668,836	1,917,573	1.7%	90.9%	$9.38

Subtotal	60,055,758	58,256,598	52.7%	90.3%	$28.84
Regional Mall Total	157,063,964	87,871,993	79.5%	92.6%	$19.84
Community Shopping Centers
—Anchor	12,795,681	8,182,374	7.4%	89.5%	$7.93
—Mall Store	4,359,183	4,273,425	3.9%	84.6%	13.44
—Freestanding	786,140	324,388.3%		91.0%	9.05

Community Ctr. Total	17,941,004	12,780,187	11.6%	87.9%	$9.72
Office Portion of Mixed-Use Properties	2,526,952	2,526,952	2.3%	86.5%	$19.07
Value-Oriented Super-Regional Malls	6,475,880	6,350,880	5.8%	92.9%	$17.40
Other	842,714	831,738.8%
GRAND TOTAL	184,850,514	110,361,750	100.00%

Occupancy History

As of	Regional Malls(1)	Community Shopping Centers(2)
6/30/01	90.3%	87.9%
6/30/00	90.0%	91.2%

12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%
12/31/96	84.7%	91.6%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of June 30, 2001

Average Base Rent

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
6/30/01	$28.84	4.4%	$9.72	6.6%
6/30/00	27.63	—	9.12	—

12/31/00	$28.31	3.6%	$9.36	12.0%
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	(2.7)
12/31/96	20.68	7.8	7.65	4.9

Rental Rates

	Base Rent(1)
			Amount of Change
Year	Store Openings During Period	Store Closings During Period
			Dollar	Percentage
Regional Malls:
2001 (YTD)	$36.41	$28.25	$8.16	28.9%

2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
1996	23.59	18.73	4.86	25.9
Community Shopping Centers:
2001 (YTD)	$12.81	$7.31	$5.50	75.2%

2000	14.21	11.51	$2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)
1996	8.18	6.16	2.02	32.8

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2001

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/01
Regional Malls—Mall & Freestanding Stores
2001 (7/1—12/31)	403	1,644,125	$26.92
2002	1,892	4,453,116	28.31
2003	1,997	4,452,128	30.46
2004	1,777	4,540,910	30.11
2005	1,726	5,301,064	28.63
2006	1,683	4,704,283	30.65
2007	1,423	4,196,693	31.83
2008	1,278	4,412,158	30.79
2009	1,339	4,382,638	28.74
2010	1,557	4,699,611	32.76

TOTALS	15,075	42,786,726	$30.22
Regional Malls—Anchor Tenants
2001 (7/1—12/31)	4	589,331	$1.68
2002	14	1,554,308	1.81
2003	17	2,089,403	2.21
2004	26	2,528,258	3.30
2005	25	3,176,590	2.26
2006	21	2,466,630	3.05
2007	9	1,217,125	1.87
2008	15	1,467,310	4.81
2009	16	1,986,791	2.82
2010	14	1,392,776	4.01

TOTALS	161	18,468,522	$2.82
Community Centers—Mall Stores & Freestanding Stores
2001 (7/1—12/31)	36	86,001	$12.33
2002	223	563,821	11.62
2003	162	543,758	12.32
2004	154	494,727	13.59
2005	180	644,123	14.54
2006	94	384,274	13.63
2007	20	179,368	11.08
2008	16	121,992	13.96
2009	14	84,118	18.47
2010	25	192,020	14.79

TOTALS	924	3,294,202	$13.23
(1)
Does not consider the impact of options to renew that may be contained in leases.

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/01
Community Centers—Anchor Tenants
2001 (7/1 -12/31)	2	105,202	$3.10
2002	6	190,825	6.46
2003	13	379,033	6.69
2004	12	410,586	5.09
2005	18	763,389	6.72
2006	15	637,549	5.88
2007	13	510,288	6.53
2008	9	237,172	11.00
2009	13	530,990	7.27
2010	19	719,935	9.62

TOTALS	120	4,484,969	$7.11

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
SPG's Share of Total Debt Amortization and Maturities by Year
As of June 30, 2001
(In thousands)

Year		SPG's Share of Secured Consolidated Debt	SPG's Share of Unsecured Consolidated Debt		SPG's Share of Unconsolidated Joint Venture Debt	SPG's Share of Total Debt
2001	1	116,346	435,000	(1)	7,778	559,124
2002	2	382,398	422,929		115,002	920,329
2003	3	572,424	1,195,000		309,129	2,076,553
2004	4	700,433	798,192		199,867	1,698,492
2005	5	176,676	660,000		359,200	1,195,876
2006	6	167,110	550,000		333,691	1,050,801
2007	7	269,544	180,000		140,472	590,016
2008	8	44,706	200,000		301,491	546,197
2009	9	328,757	450,000		43,622	822,379
2010	10	98,913	0		298,337	397,250
Thereafter		105,556	725,000		98,454	929,010

Subtotal Face Amounts		$2,962,863	$5,616,121		$2,207,044	$10,786,028

Premiums and Discounts on Indebtedness, Net		(2,132)	(3,764)		7,431	1,535

SPG's Share of Total Indebtedness		$2,960,731	$5,612,357		$2,214,475	$10,787,563

(1)
Balance was retired on August 6, 2001.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2001
(In thousands)

	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,414,665	2,276,417	7.47%	5.2
Other Hedged Debt	98,000	86,250	6.74%	2.5
Floating Rate Debt	607,954	600,195	5.14%	2.6

Total Mortgage Debt	3,120,619	2,962,862	6.98%	4.6
Unsecured Debt
Fixed Rate	4,318,200	4,318,200	7.21%	5.7
Floating Rate Debt	177,921	177,921	5.97%	0.7

Subtotal	4,496,121	4,496,121	7.16%	5.5
Acquisition Facility	435,000	435,000	4.51%	0.2
Revolving Corporate Credit Facility	480,000	480,000	4.51%	2.2
Revolving Corporate Credit Facility (Hedged)	140,000	140,000	4.51%	2.2
Unsecured Term Loan	65,000	65,000	4.66%	2.2

Total Unsecured Debt	5,616,121	5,616,121	6.60%	4.7
Adjustment to Fair Market Value—Fixed Rate	(6,895)	(6,063)	N/A	N/A
Adjustment to Fair Market Value—Variable Rate	167	167	N/A	N/A

Consolidated Mortgages and Other Indebtedness	8,730,012	8,573,088	6.73%	4.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	3,612,594	1,563,324	7.57%	6.2
Other Hedged Debt	1,037,900	413,319	4.78%	3.0
Floating Rate Debt	573,464	227,098	5.31%	2.4

Subtotal	5,223,958	2,203,740	6.82%	5.2
Unsecured Fixed Rate Debt	6,609	3,305	7.93%	4.5

Total Unsecured Debt	6,609	3,305	7.93%	4.5
Adjustment to Fair Market Value—Fixed Rate	14,862	7,431	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,245,429	2,214,475	6.82%	5.2

SPG's Share of Total Indebtedness		10,787,563	6.75%	4.8

(1)
Includes $213,200 of variable rate debt, of which $177,169 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Other		3/1/2001	8.00%	5,581	5,581
Orland Square		9/1/2001	7.74%	50,000	50,000

Subtotal 2001				55,581	55,581	7.77%
Lima Mall—1		3/1/2002	7.12%	14,180	14,180
Lima Mall—2		3/1/2002	7.12%	4,723	4,723
Columbia Center		3/1/2002	7.62%	42,326	42,326
Northgate Shopping Center		3/1/2002	7.62%	79,035	79,035
Tacoma Mall		3/1/2002	7.62%	92,474	92,474
River Oaks Center		6/1/2002	8.67%	32,500	32,500
North Riverside Park Plaza—1		9/1/2002	9.38%	3,632	3,632
North Riverside Park Plaza—2		9/1/2002	10.00%	3,502	3,502
Hutchinson Mall—2		9/15/2002	6.81%	4,482	4,482
Hutchinson Mall—1		11/1/2002	8.44%	11,147	11,147
Palm Beach Mall		12/15/2002	7.50%	47,682	47,682
Other		5/31/2002	6.80%	263	263
Other		12/1/2002	8.00%	561	561

Subtotal 2002				336,507	336,507	7.74%
Principal Mutual Mortgages—Pool 1	(8)	3/15/2003	6.79%	102,737	102,737
Principal Mutual Mortgages—Pool 2	(9)	3/15/2003	5.46%	111,158	111,158
Century III Mall		7/1/2003	6.78%	66,000	66,000
Miami International Mall		12/21/2003	6.91%	44,998	26,999

Subtotal 2003				324,893	306,894	6.74%
Battlefield Mall—1		1/1/2004	7.50%	45,719	45,719
Battlefield Mall—2		1/1/2004	6.81%	43,788	43,788
Forum Phase I—Class A-2		5/15/2004	6.19%	44,386	26,632
Forum Phase II—Class A-2		5/15/2004	6.19%	40,614	22,338
Forum Phase I—Class A-1		5/15/2004	7.13%	46,996	28,198
Forum Phase II—Class A-1		5/15/2004	7.13%	43,004	23,652
CMBS Loan—Variable Component	(5)	12/15/2004	6.16%	50,000	50,000
CMBS Loan—Fixed Component		12/15/2004	7.31%	175,000	175,000

Subtotal 2004				489,507	415,326	6.98%
Tippecanoe Mall—1	(3)	1/1/2005	8.45%	44,204	44,204
Tippecanoe Mall—2	(3)	1/1/2005	6.81%	15,572	15,572
Melbourne Square		2/1/2005	7.42%	38,095	38,095
Cielo Vista Mall—2		11/1/2005	8.13%	1,378	1,378

Subtotal 2005				99,249	99,249	7.79%
Treasure Coast Square—1		1/1/2006	7.42%	51,125	51,125
Treasure Coast Square—2		1/1/2006	8.06%	11,839	11,839
Gulf View Square		10/1/2006	8.25%	36,120	36,120
Paddock Mall		10/1/2006	8.25%	28,728	28,728

Subtotal 2006				127,812	127,812	7.90%
Lakeline Mall		5/1/2007	7.65%	70,946	70,946
Cielo Vista Mall—1	(4)	5/1/2007	9.38%	53,351	53,351

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Cielo Vista Mall—3	(4)	5/1/2007	6.76%	37,906	37,906
McCain Mall—1	(4)	5/1/2007	9.38%	24,912	24,912
McCain Mall—2	(4)	5/1/2007	6.76%	17,496	17,496
Valle Vista Mall—1	(4)	5/1/2007	9.38%	32,994	32,994
Valle Vista Mall—2	(4)	5/1/2007	6.81%	7,779	7,779
University Park Mall		10/1/2007	7.43%	59,500	35,700

Subtotal 2007				304,884	281,084	8.11%
Arsenal Mall—1		9/28/2008	6.75%	34,046	34,046

Subtotal 2008				34,046	34,046	6.75%
College Mall—1	(3)	1/1/2009	7.00%	40,026	40,026
College Mall—2	(3)	1/1/2009	6.76%	11,676	11,676
Greenwood Park Mall—1	(3)	1/1/2009	7.00%	33,523	33,523
Greenwood Park Mall—2	(3)	1/1/2009	6.76%	60,327	60,327
Towne East Square—1	(3)	1/1/2009	7.00%	52,919	52,919
Towne East Square—2	(3)	1/1/2009	6.81%	24,331	24,331
Bloomingdale Court		10/1/2009	7.78%	29,478	29,478
Forest Plaza		10/1/2009	7.78%	16,168	16,168
Lake View Plaza		10/1/2009	7.78%	21,492	21,492
Lakeline Plaza		10/1/2009	7.78%	23,562	23,562
Lincoln Crossing		10/1/2009	7.78%	3,254	3,254
Matteson Plaza		10/1/2009	7.78%	9,464	9,464
Muncie Plaza		10/1/2009	7.78%	8,182	8,182
Regency Plaza		10/1/2009	7.78%	4,436	4,436
St. Charles Towne Plaza		10/1/2009	7.78%	28,393	28,393
West Ridge Plaza		10/1/2009	7.78%	5,718	5,718
White Oaks Plaza		10/1/2009	7.78%	17,450	17,450

Subtotal 2009				390,399	390,399	7.28%
Trolley Square		8/1/2010	9.03%	29,597	26,637
Crystal River		11/11/2010	7.63%	16,223	16,223
Biltmore Square		12/11/2010	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/2010	7.98%	53,250	42,600

Subtotal 2010				125,070	102,802	8.19%
Other		5/1/2012	8.00%	8,581	8,581

Subtotal 2012				8,581	8,581	8.00%
Chesapeake Center		5/15/2015	8.44%	6,563	6,563
Grove at Lakeland Square, The		5/15/2015	8.44%	3,750	3,750
Terrace at Florida Mall, The		5/15/2015	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		5/15/2016	8.20%	2,109	2,109

Subtotal 2016				2,109	2,109	8.20%
Sunland Park Mall		1/1/2026	8.63%	38,489	38,489

Subtotal 2026				38,489	38,489	8.63%
Keystone at the Crossing		7/1/2027	7.85%	62,537	62,537

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Subtotal 2027				62,537	62,537	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,414,665	2,276,417	7.47%

Variable Rate Mortgage Debt:
Randall Park Mall—1		12/11/2001	6.96%	35,000	35,000
Randall Park Mall—2		12/11/2001	8.86%	5,000	5,000

Subtotal 2001				40,000	40,000	7.20%
White Oaks Mall		3/1/2002	5.56%	16,500	9,062
Highland Lakes Center		3/1/2002	5.36%	12,877	12,877
Mainland Crossing		3/31/2002	5.36%	1,603	1,282
Bowie Mall—1	(6)	12/14/2002	5.36%	4,500	4,500

Subtotal 2002				35,480	27,721	5.43%
Raleigh Springs Mall		2/23/2003	5.51%	11,000	11,000
Richmond Towne Square	(1)	7/15/2003	4.86%	58,646	58,646
Shops @ Mission Viejo	(1)	8/31/2003	4.91%	142,685	142,685
Arboretum	(1)	11/30/2003	5.36%	34,000	34,000

Subtotal 2003				246,331	246,331	4.99%
Jefferson Valley Mall	(1)	1/11/2004	5.11%	60,000	60,000
North East Mall	(1)	5/20/2004	5.24%	147,380	147,380
Waterford Lakes	(1)	8/15/2004	5.26%	63,282	63,282

Subtotal 2004				270,662	270,662	5.22%
Brunswick Square	(1)	6/12/2005	5.36%	45,000	45,000
Bowie Mall—2	(1)(6)	12/14/2005	5.36%	21,481	21,481

Subtotal 2005				66,481	66,481	5.36%
Chesapeake Square		7/1/2006	6.61%	47,000	35,250

Subtotal 2006				47,000	35,250	6.61%

Total Variable Rate Mortgage Debt				705,954	686,445	5.34%

Total Consolidated Mortgage Debt				3,120,619	2,962,863	6.98%

Fixed Rate Unsecured Debt:
Unsecured Notes—CPI 1		3/15/2002	9.00%	250,000	250,000

Subtotal 2002				250,000	250,000	9.00%
Unsecured Notes—CPI 2		4/1/2003	7.05%	100,000	100,000
SPG, LP (Bonds)		6/15/2003	6.63%	375,000	375,000
SPG, LP (PATS)		11/15/2003	6.75%	100,000	100,000

Subtotal 2003				575,000	575,000	6.72%
SCA (Bonds)		1/15/2004	6.75%	150,000	150,000
SPG, LP (Bonds)		2/9/2004	6.75%	300,000	300,000
SPG, LP (Bonds)		7/15/2004	6.75%	100,000	100,000

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Simon ERE Facility	(1)	7/31/2004	7.75%	28,200	28,200
Unsecured Notes—CPI 3		8/15/2004	7.75%	150,000	150,000

Subtotal 2004				728,200	728,200	6.99%
SCA (Bonds)		5/15/2005	7.63%	110,000	110,000
SPG, LP (Bonds)		6/15/2005	6.75%	300,000	300,000
SPG, LP (MTN)		6/24/2005	7.13%	100,000	100,000
SPG, LP (Bonds)		10/27/2005	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%
SPG, LP (Notes)		1/20/2006	7.38%	300,000	300,000
SPG, LP (Bonds)		11/15/2006	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
SPG, LP (MTN)		9/20/2007	7.13%	180,000	180,000

Subtotal 2007				180,000	180,000	7.13%
SPG, LP (MOPPRS)		6/15/2008	7.00%	200,000	200,000

Subtotal 2008				200,000	200,000	7.00%
SPG, LP (Bonds)		2/9/2009	7.13%	300,000	300,000
SPG, LP (Bonds)		7/15/2009	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
SPG, LP (Notes)		1/20/2011	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Unsecured Notes—CPI 4		9/1/2013	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Unsecured Notes—CPI 5		3/15/2016	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
SPG, LP (Bonds)		6/15/2018	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				4,318,200	4,318,200	7.21%

Variable Rate Unsecured Debt:
Acquisition Facility—3	(10)	9/24/2001	4.51%	435,000	435,000

Subtotal 2001				435,000	435,000	4.51%
SPG, L.P. Unsecured Term Loan—1		2/28/2002	4.66%	150,000	150,000
SPG, L.P. Unsecured Term Loan—2	(2)	3/30/2002	4.86%	22,929	22,929

Subtotal 2002				172,929	172,929	4.69%
Corporate Revolving Credit Facility	(1)	8/25/2003	4.51%	620,000	620,000

Subtotal 2003				620,000	620,000	4.51%

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
SPG, L.P. Unsecured Term Loan—3	(1)	3/14/2004	4.66%	65,000	65,000
Simon ERE Facility	(1)	7/31/2004	4.46%	4,992	4,992

Subtotal 2004				69,992	69,992	4.65%

Total Unsecured Variable Rate Debt				1,297,921	1,297,921	4.54%

Total Unsecured Debt				5,616,121	5,616,121	6.60%

Net Premium on Fixed-Rate Indebtedness				(6,895)	(6,063)	N/A
Net Premium on Variable-Rate Indebtedness				167	167	N/A
Total Consolidated Debt				8,730,012	8,573,088	6.73%
Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Square One		1/1/2002	8.40%	103,834	51,021

Subtotal 2002				103,834	51,021	8.40%
Crystal Mall		2/1/2003	8.66%	47,446	35,380
Avenues, The		5/15/2003	8.36%	55,680	13,920

Subtotal 2003				103,126	49,300	8.58%
Solomon Pond		2/1/2004	7.83%	94,620	46,494
Northshore Mall		5/14/2004	9.05%	161,000	79,111
Indian River Commons		11/1/2004	7.58%	8,348	4,174
Indian River Mall		11/1/2004	7.58%	46,323	23,162

Subtotal 2004				310,291	152,941	8.42%
Westchester, The—1		9/1/2005	8.74%	148,807	74,404
Westchester, The—2		9/1/2005	7.20%	52,807	26,404

Subtotal 2005				201,614	100,807	8.34%
Cobblestone Court		1/1/2006	7.64%	6,180	2,163
Crystal Court		1/1/2006	7.64%	3,570	1,250
Fairfax Court		1/1/2006	7.64%	10,320	2,709
Gaitway Plaza		1/1/2006	7.64%	7,350	1,715
Plaza at Buckland Hills, The		1/1/2006	7.64%	17,457	5,979
Ridgewood Court		1/1/2006	7.64%	8,203	2,871
Royal Eagle Plaza		1/1/2006	7.64%	7,920	2,772
Village Park Plaza		1/1/2006	7.64%	8,960	3,136
West Town Corners		1/1/2006	7.64%	10,330	2,411
Westland Park Plaza		1/1/2006	7.64%	4,950	1,155
Willow Knolls Court		1/1/2006	7.64%	6,490	2,272
Yards Plaza, The		1/1/2006	7.64%	8,270	2,895
CMBS Loan—Fixed Component	(7)	5/1/2006	7.41%	300,000	150,000
CMBS Loan—Fixed Component—2	(7)	5/15/2006	8.13%	57,100	28,550
Great Northeast Plaza		6/1/2006	9.04%	17,264	8,632
Smith Haven Mall		6/1/2006	7.86%	115,000	28,750
Mall of Georgia Crossing		6/9/2006	7.25%	34,301	17,151

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Greendale Mall		11/1/2006	8.23%	41,569	20,426

Subtotal 2006				665,234	284,835	7.65%
Town Center at Cobb—1		4/1/2007	7.54%	49,376	24,688
Town Center at Cobb—2		4/1/2007	7.25%	64,566	32,283
Gwinnett Place—1		4/1/2007	7.54%	38,755	19,378
Gwinnett Place—2		4/1/2007	7.25%	84,840	42,420
Mall at Rockingham		8/1/2007	7.88%	99,341	24,407

Subtotal 2007				336,878	143,175	7.45%
Metrocenter		2/28/2008	8.45%	30,123	15,062
Aventura Mall—A		4/6/2008	6.55%	141,000	47,000
Aventura Mall—B		4/6/2008	6.60%	25,400	8,467
Aventura Mall—C		4/6/2008	6.89%	33,600	11,200
West Town Mall		5/1/2008	6.90%	76,000	38,000
Mall of New Hampshire—1		10/1/2008	6.96%	103,261	50,740
Mall of New Hampshire—2		10/1/2008	8.53%	8,398	4,127
Grapevine Mills—1		10/1/2008	6.47%	155,000	58,125
Ontario Mills—5		11/2/2008	6.75%	141,403	35,351
Source, The		11/6/2008	6.65%	124,000	31,000
Grapevine Mills—2		11/5/2008	8.39%	14,449	5,418
Ontario Mills—6		12/5/2008	8.00%	10,500	2,625

Subtotal 2008				863,134	307,114	6.86%
Apple Blossom Mall		9/10/2009	7.99%	40,468	19,885
Auburn Mall		9/10/2009	7.99%	47,377	23,280
Ontario Mills—4		12/28/2009	6.00%	4,198	1,050

Subtotal 2009				92,043	44,214	7.94%
Mall of Georgia		7/1/2010	7.09%	200,000	100,000
Coral Square		10/1/2010	8.00%	90,000	45,000
Arizona Mills		10/5/2010	7.90%	145,353	38,251
Florida Mall, The		11/13/2010	7.55%	268,906	134,453

Subtotal 2010				704,259	317,704	7.51%
Atrium at Chestnut Hill		3/11/2011	6.89%	49,045	24,099
Cape Cod Mall		3/11/2011	6.80%	99,781	49,030
Polska Shopping Mall		12/31/2011	6.49%	12,355	3,583
Highland Mall		6/30/2011	6.83%	71,000	35,500

Subtotal 2011				232,181	112,212	6.82%

Total Joint Venture Fixed Rate Mortgage Debt				3,612,594	1,563,324	7.57%

Variable Rate Mortgage Debt:
Montreal Forum		1/31/2002	7.50%	32,821	11,692
Shops at Sunset Place, The		6/30/2002	5.01%	113,829	42,686

Subtotal 2002				146,650	54,378	5.55%
Dadeland Mall	(1)	2/1/2003	4.66%	140,000	70,000
CMBS Loan—Floating Component (IBM)	(7)	5/1/2003	4.36%	184,500	92,250
Concord Mills	(1)	12/2/2003	5.21%	179,883	67,456

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2001
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Liberty Tree Mall	(1)	10/1/2003	5.36%	46,336	22,768

Subtotal 2003				550,719	252,474	4.76%
Circle Centre Mall—1	(1)	1/31/2004	4.30%	60,000	8,802
Circle Centre Mall—2	(1)	1/31/2004	5.36%	7,500	1,100
Orlando Premium Outlets	(1)	2/12/2004	5.16%	58,173	29,087

Subtotal 2004				125,673	38,989	4.97%
Mall of America	(1)	3/10/2005	4.38%	312,000	85,800
Emerald Square Mall	(1)	3/31/2005	5.35%	145,000	71,249
Arundel Mills	(1)	4/30/2005	5.26%	142,422	53,408
Northfield Square	(1)	4/30/2005	6.36%	37,000	11,692
Seminole Towne Center	(1)	7/1/2005	6.36%	70,500	31,725

Subtotal 2005				706,922	253,875	5.18%
CMBS Loan—Floating Component—2	(7)	5/15/2006	4.23%	81,400	40,700

Subtotal 2006				81,400	40,700	4.23%

Total Joint Venture Variable Rate Debt				1,611,364	640,416	4.97%

Unsecured Debt:
Merchantwired		12/31/2005	7.93%	6,609	3,305

Subtotal 2005				6,609	3,305	7.93%

Total Unsecured Debt				6,609	3,305	7.93%

CMBS Loan—Fixed Premium				14,833	7,417
Net Premium on NED Fixed-Rate Indebtedness				29	14
Total Joint Venture Debt				5,245,429	2,214,475	6.82%
SPG's Share of Total Indebtedness				13,975,441	10,787,563	6.75%

(1)
Includes applicable extensions available at Simon Group's option.
(2)
This unsecured loan was previously secured by a mortgage of Eastgate Consumer Mall.
(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.
(4)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.
(5)
Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16% .
(6)
These Notes are cross-collateralized.
(7)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties. A weighted average rate is used.
(8)
This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties. Includes applicable extensions available at Simon Group's option.
(9)
This Principal Mutual Pool 2 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (Eastland, Forest Mall, Golden Ring, Hutchinson, Markland, Midland, and North Towne). A weighted average rate is used for these Pool 2 Properties. Includes applicable extensions available at Simon Group's option.
(10)
Acquisition Facility was retired on August 6, 2001.

SIMON PROPERTY GROUP
Summary of Variable Rate Debt and Interest Rate Protection Agreements
As of June 30, 2001
(In thousands)

Property Name	Maturity Date	Principal Balance 6/30/01	SPG Ownership %	SPG's Share of Loan Balance	Interest Rate(1) 6/30/01	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Consolidated Indebtedness:
Variable Rate Debt Effectively Fixed to Maturity:
Orland Square	9/1/2001	50,000	100.00%	50,000	7.742%	LIBOR + 0.500%	LIBOR Swapped at 7.24% through maturity.
Forum Phase I—Class A-2	5/15/2004	44,386	60.00%	26,632	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
Forum Phase II—Class A-2	5/15/2004	40,614	55.00%	22,338	6.190%	LIBOR + 0.300%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19%.
Simon ERE Facility—Swap component	7/31/2004	28,200	100.00%	28,200	7.750%	EURIBOR + 0.600%	Through a cross-currency swap, effectively fixed EURIBORat rate of 7.75%
CMBS Loan—Variable Component	12/15/2004	50,000	100.00%	50,000	6.155%	LIBOR + 0.365%	Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.

		213,200		177,169

Other Hedged Debt:
Randall Park Mall—1	12/11/2001	35,000	100.00%	35,000	6.963%	LIBOR + 3.100%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Randall Park Mall—2	12/11/2001	5,000	100.00%	5,000	8.863%	LIBOR + 5.000%	LIBOR Capped at a rate of 6.40% through maturity. Embedded floor is set at 5.25%
Raleigh Springs Mall	2/23/2003	11,000	100.00%	11,000	5.513%	LIBOR + 1.650%	LIBOR Capped at a rate of 8.35% through September 10, 2001.
Unsecured Revolving Credit Facility—(1.25B—capped)	8/25/2003	140,000	100.00%	140,000	4.513%	LIBOR + 0.650%	LIBOR Capped at a rate Subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR cap on $50M
Chesapeake Square	7/1/2006	47,000	75.00%	35,250	6.613%	LIBOR + 2.750%	LIBOR Capped at a rate of 6.5% through July 1, 2004.

		238,000		226,250

Floating Rate Debt:
CPI Merger Facility—3 (1.4B)	9/24/2001	435,000	100.00%	435,000	4.513%	LIBOR + 0.650%
SPG, L.P. Unsecured Term Loan—1	2/28/2002	150,000	100.00%	150,000	4.663%	LIBOR + 0.650%
Highland Lakes Center	3/1/2002	12,877	100.00%	12,877	5.363%	LIBOR + 1.500%
White Oaks Mall	3/1/2002	16,500	54.92%	9,062	5.560%	LIBOR + 1.300%	Based on 90-day LIBOR (set on May 31, 2001).
SPG, L.P. Unsecured Term Loan—2	3/30/2002	22,929	100.00%	22,929	4.863%	LIBOR + 0.650%
Mainland Crossing	3/31/2002	1,603	80.00%	1,282	5.363%	LIBOR + 1.500%
Bowie Mall—1	12/14/2002	4,500	100.00%	4,500	5.363%	LIBOR + 1.500%
Richmond Towne Square	7/15/2003	58,646	100.00%	58,646	4.863%	LIBOR + 1.000%
Unsecured Revolving Credit Facility	8/25/2003	480,000	100.00%	480,000	4.513%	LIBOR + 0.650%
Shops @ Mission Viejo	8/31/2003	142,685	100.00%	142,685	4.913%	LIBOR + 1.050%
Arboretum	11/30/2003	34,000	100.00%	34,000	5.363%	LIBOR + 1.500%
Jefferson Valley Mall	1/11/2004	60,000	100.00%	60,000	5.113%	LIBOR + 1.250%
SPG, L.P. Unsecured Term Loan—3	3/14/2004	65,000	100.00%	65,000	4.663%	LIBOR + 0.800%
North East Mall	5/20/2004	147,380	100.00%	147,380	5.238%	LIBOR + 1.375%
Simon ERE Facility—Variable component	7/31/2004	4,992	100.00%	4,992	4.463%	EURIBOR + 0.600%
Waterford Lakes	8/15/2004	63,282	100.00%	63,282	5.263%	LIBOR + 1.400%
Brunswick Square	6/12/2005	45,000	100.00%	45,000	5.363%	LIBOR + 1.500%
Bowie Mall—2	12/14/2005	21,481	100.00%	21,481	5.363%	LIBOR + 1.500%

		1,765,875		1,758,116

SIMON PROPERTY GROUP
Summary of Variable Rate Debt and Interest Rate Protection Agreements
As of June 30, 2001
(In thousands)

Property Name	Maturity Date	Principal Balance 6/30/01	SPG Ownership %	SPG's Share of Loan Balance	Interest Rate(1) 6/30/01	Terms of Variable Rate	Terms of Interest Rate Protection Agreement
Joint Venture Indebtedness:
Other Hedged Debt:
Dadeland Mall	2/1/2003	140,000	50.00%	70,000	4.663%	LIBOR + 0.800%	LIBOR Capped at 8.45% through February 1, 2002.
CMBS Loan—Floating Component (IBM)	5/1/2003	184,500	50.00%	92,250	4.361%	LIBOR + 0.4965%(2)	LIBOR Capped at 11.53% through maturity.(3)
Circle Centre Mall—1	1/31/2004	60,000	14.67%	8,802	4.303%	LIBOR + 0.440%	LIBOR Capped at 8.81% through January 31, 2002.
Circle Centre Mall—2	1/31/2004	7,500	14.67%	1,100	5.363%	LIBOR + 1.500%	LIBOR Capped at 7.75% through January 31, 2002.
Emerald Square Mall	3/31/2005	145,000	49.14%	71,249	5.351%	LIBOR + 1.490%	LIBOR Capped at 7.73% through March 31, 2003.
Mall of America	3/10/2005	312,000	27.50%	85,800	4.375%	LIBOR + 0.513%	LIBOR Capped at 8.7157% through March 12, 2003.
Northfield Square	4/30/2005	37,000	31.60%	11,692	6.363%	LIBOR + 2.500%	LIBOR Capped at 8.50% through April 30,2003, embedded.
Seminole Towne Center	7/1/2005	70,500	45.00%	31,725	6.363%	LIBOR + 2.500%	LIBOR Capped at 8% through July 1, 2003.
CMBS Loan—Floating Component—2 (IBM)	5/15/2006	81,400	50.00%	40,700	4.232%	LIBOR + 0.3695%(2)	LIBOR Capped at 11.83% through maturity.

		1,037,900		413,319

Floating Rate Debt:
Montreal Forum	1/31/2002	32,821	35.63%	11,692	7.500%	Canadian Prime
Shops at Sunset Place, The	6/30/2002	113,829	37.50%	42,686	5.013%	LIBOR + 1.150%
Liberty Tree Mall	10/1/2003	46,336	49.14%	22,768	5.363%	LIBOR + 1.500%
Concord Mills	12/2/2003	179,883	37.50%	67,456	5.213%	LIBOR + 1.350%
Orlando Premium Outlets	2/12/2004	58,173	50.00%	29,087	5.163%	LIBOR + 1.300%
Arundel Mills	4/30/2005	142,422	37.50%	53,408	5.263%	LIBOR + 1.400%

		573,464		227,098

Footnote:

(1)
LIBOR based on 3.8625%
(2)
Represents the weighted average spread.
(3)
Represents the weighted average cap rate.

SIMON PROPERTY GROUP
New Development Activities
As of June 30, 2001

Mall/ Location	Simon Group's Ownership Percentage	Actual/ Projected Opening	Total Projected Cost(1) ($ in millions)	Non-Anchor Sq. Footage Leased/ Committed	GLA (sq. ft.)
Projects Under Construction
Bowie Town Center	100.0%	Oct-01	$66	100%	657,000
Bowie, MD
Anchors/Major Tenants:	Hecht's, Sears, Old Navy, Barnes & Noble, Bed Bath & Beyond, Safeway

(1)
Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
Significant Renovation/Expansion Activities
As of June 30, 2001

Mall/ Location	Simon Group's Ownership Percentage	Actual/ Projected Opening	Projected Cost (in millions)(1)	GLA Before Renov/Expan (sq. ft.)	New or Incremental GLA (sq. ft.)
North East Mall Hurst, TX	100%	10/01 & 2002	$103	1,141,000	308,000
Project Description:
New Foley's (to open 10/01); new Lord & Taylor in existing Montgomery Ward space (to open 2002)
	Previously opened: New Nordstrom (3/01); new Saks Fifth Avenue, mall renovation and parking deck (9/00); JCPenney remodel and expansion and parking deck (11/99); new Dillard's, mall expansion and parking deck (9/99)

The Shops at Mission Viejo Mission Viejo, CA	100%	8/01	$146	817,000	427,000
Project Description:
Macy's expansion (to open 8/01)
	Previously opened: Old Navy, PF Chang's and California Café (12/00); Robinsons-May expansion and remodel and food court addition (10/00); New Nordstrom, small shop expansion and renovation, new parking structure; new Saks Fifth Avenue (9/99)

(1)
Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2001
(In millions)

		Joint Venture Properties
	Consolidated Properties	Total	Simon's Share
New Developments	$42.5	$29.2	$11.5
Renovations and Expansions	48.9	21.3	9.4
Tenant Allowances	20.2	10.1	4.0
Operational Capital Expenditures at Properties	8.2	3.0	1.0
Other	—	—	.5

Totals	$119.8	$63.6	$26.4

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  Exhibit 99.1
SIMON PROPERTY GROUP Reconciliation of Income to Funds From Operations ("FFO") As of June 30, 2001 (Amounts in thousands, except per share data)
SIMON PROPERTY GROUP Selected Financial Information As of June 30, 2001 (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial Information As of June 30, 2001 (In thousands, except as noted)
SIMON PROPERTY GROUP Portfolio GLA, Occupancy & Rent Data As of June 30, 2001
Occupancy History
SIMON PROPERTY GROUP Rent Information As of June 30, 2001
SIMON PROPERTY GROUP Lease Expirations(1) As of June 30, 2001
SIMON PROPERTY GROUP SPG's Share of Total Debt Amortization and Maturities by Year As of June 30, 2001 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2001 (In thousands)
SIMON PROPERTY GROUP New Development Activities As of June 30, 2001
SIMON PROPERTY GROUP Significant Renovation/Expansion Activities As of June 30, 2001
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2001 (In millions)